UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2011

____________________________

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

___________________________

Province of British Columbia	0-12185	Not Applicable
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

120 Prosperous Place, Suite 201
Lexington, Kentucky	40509-1844
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (859) 263-3948

None

(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Second Amendment to Change of Control Agreements

As previously announced, NGAS Resources, Inc. (the “Company”) entered into an Arrangement Agreement, dated as of December 23, 2010 (the “Arrangement Agreement”), with Magnum Hunter Resources Corporation, a Delaware corporation (“Magnum Hunter”), providing for the acquisition of the Company by Magnum Hunter in an all-stock transaction.

On January 24, 2011, the Company entered into a Second Amendment (the “Amendment”) to Change of Control Agreement dated as of February 25, 2004, as amended on December 23, 2010 (the “Change of Control Agreement”), with each of its executive officers to satisfy an overall $5 million limitation under the Arrangement Agreement on all severance, change of control and retention benefits, including potential cash payouts totaling $685,000 to non-executive employees. Under the Change of Control Agreements in effect prior to the Amendments and each executive's Long Term Incentive Agreement with the Company, if an executive officer resigned for good reason or was terminated without cause within five years after any change in control of the Company, he would be entitled to a severance benefit equal to five times his annual compensation. Based on the compensation paid to or earned by them in 2010, the payouts would have amounted to $1,900,000 for Mr. Daugherty, $1,187,500 for Mr. Windisch and $1,543,750 for each of Mr. Barr and Mr. Wallen. After giving effect to the Amendments, the potential severance benefits will be reduced to $1,371,800 for Mr. Daugherty, $803,700 for Mr. Windisch and $1,069,750 for each of Mr. Barr and Mr. Wallen. The Arrangement Agreement generally provides for these payments upon termination of employment to be made in Magnum Hunter common stock or cash at Magnum Hunter's election.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. Forward-looking statements are based on information available to management at the time, and such forward-looking statements involve judgments. Such forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; the benefits of such transaction and its impact on NGAS Resources’ business; the oversupply of, or lack of demand for, NGAS Resources’ production; various events which could disrupt NGAS Resources’ drilling schedule or operations; any projections of economic prospects, earnings, revenues or other financial items; any statements regarding the plans, strategies and objectives of management for future operations; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions, such as interest rate, commodity prices and currency exchange rate fluctuations; any statements regarding timing of development or potential expansion or improvements; any statements regarding quantity or magnitude of oil and gas reserves; and any statements of assumptions underlying any of the foregoing. In addition, if and when the transaction is consummated, there will be risks and uncertainties related to Magnum Hunter’s ability to successfully integrate the operations and employees of Magnum Hunter and NGAS Resources as well as the ability to ensure continued performance or market growth of NGAS Resources’ oil and natural gas production. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions. These forward-looking statements are made based on expectations and beliefs concerning future events affecting the company and are subject to various risks, uncertainties and other factors relating to operations and business environment, all of which are difficult to predict and many of which are beyond management’s control, that could cause actual results to differ materially from estimated results expressed in or implied by these forward-looking statements. Such risks and uncertainties include, but are not limited to, the risks to both companies that the acquisition of the company will not be consummated; market demand for oil and natural gas as well as changes in pricing and costs; the availability of  labor, equipment and transportation; changes in weather, geologic conditions or oil or natural gas deposits; changes in economic conditions or financial markets; changes in prices for the company’s products or increases in input or extraction costs; changes in pricing and assumptions and projections concerning reserves in our drilling operations; changes in plans with respect to exploration, development projects or capital expenditures; litigation, legislative, health, environmental and other judicial, regulatory, political and competitive developments; changes in customer orders; pricing actions by our competitors, customers, suppliers and contractors; availability and costs of credit, surety bonds and letters of credit; technological and operational difficulties or inability to obtain permits encountered in connection with exploration and development activities; labor relations matters; and changing foreign exchange rates, all of which are described more fully in the company’s filings with the Securities and Exchange Commission and on EDGAR and SEDAR. Forward-looking statements made in this release, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is impossible for management to predict these events or how they may affect anticipated results. All forward-looking statements are qualified in their entirety by this cautionary statement. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this press release may not occur. The company has no duty or obligation to, and does not intend to, update or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except as may be required by law. Readers are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed acquisition, NGAS Resources, Inc. will file a proxy statement and NGAS Resources, Inc. and Magnum Hunter Resources Corporation will file other relevant materials with the SEC.  Investors and security holders of NGAS Resources, Inc. are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition because they will contain important information about the acquisition and the parties to the acquisition.

Investors and security holders may obtain a free copy of the proxy statement and other relevant materials when they become available and any other documents filed by NGAS Resources, Inc. with the SEC, at the SEC’s web site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from NGAS Resources, Inc. by contacting NGAS Resources, Inc. at: 859-263-3948 or 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509-1844 or visiting the company’s website at www.ngas.com.

Participants in Solicitation

NGAS Resources, Inc., Magnum Hunter Resources Corporation, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NGAS Resources, Inc. shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Magnum Hunter Resources Corporation’s executive officers and directors in the solicitation by reading the proxy statement for Magnum Hunter Resources Corporation’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on  September 3, 2010, and the proxy statement relating to the transaction and other relevant materials filed with the SEC when they become available.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of NGAS Resources, Inc.’s executive officers and directors in the solicitation by reading the proxy statement for NGAS Resources, Inc.’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2010, and the NGAS Resources, Inc. proxy statement relating to the transaction and other relevant materials to be filed with the SEC when they become available.  Certain executives and directors of NGAS Resources, Inc. have interests in the proposed transaction that may differ from the interests of shareholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification.  These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement when it becomes available.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Second Amendment to Change of Control Agreement dated as of January 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NGAS RESOURCES, INC.

By:	/s/ William S. Daugherty
William S. Daugherty,
President and Chief Executive Officer

Date: January 28, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Second Amendment to Change of Control Agreement dated as of January 24, 2011.